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               SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          December 15,1995
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                      TOWER PROPERTIES COMPANY
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     (Exact name of Registrant as specified in its charter)


                            MISSOURI
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         (State or other jurisdiction of incorporation)


        0-18261                                     43-1529759
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(Commission File Number)               (IRS Employer Identification Number)


911 Main Street, 102 Commerce Tower, Kansas City, Missouri           64105
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(Address of principal executive offices)                        (zip code)


                         (816) 421-8255
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      (Registrant's telephone number, including area code)



                EXHIBIT INDEX IS ON PAGE    4
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 15, 1995, the Registrant purchased the Black & Veatch Building, a commercial office building located at 6601 College Boulevard in Overland Park, Kansas, from OPBA Inc., ("OPBA"), a North Carolina corporation, for $7,700,000 in cash.
The transaction was an acquisition of the land and building for a negotiated price. There is no material relationship between OPBA and the Registrant or any of its affiliates, any officer or director of the Registrant, or any associate of any such officer or director.

     The purchase price was financed utilizing the Registrant's $15,000,000 line of credit from Commerce Bank of Kansas City, N.A. The loan bears interest at a rate equal to the bid Federal Funds Rate plus 1 1/2%, as adjusted from time-to-time, and is secured by a mortgage on the Commerce Tower and 811 Main buildings in Kansas City, Missouri, which are owned by the Registrant. The Registrant and Nationwide Insurance Company ("Nationwide") have reached an oral agreement to proceed with the negotiating and documentation of long-term financing of 70% of the purchase price. Nationwide has proposed a non-recourse 7.4% per annum, fixed rate, twenty year loan for $5,400,000 secured by a mortgage on the building. The Nationwide financing is subject to standard due diligence review by the lender and negotiation and preparation of definitive loan documents. The Registrant will continue to utilize the line of credit from Commerce Bank to finance the other 30% of the acquisition price.

     The Black & Veatch Building is a six story, 101,241 square foot commercial office building. The Registrant has entered into a written lease with the Black & Veatch engineering firm covering the entire building for a 15 year term. OPBA, which is indirectly owned by Black & Veatch, operated the commercial building as rental income property, and the Registrant intends to continue such use. The Registrant will manage the property with its employees.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements
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          It is impracticable at the time of filing this report on
     Form 8-K to furnish any of the required financial statements. The required financial statements will be filed as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

     (b)  Exhibits
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          Pursuant to Item 601 of Regulation S-K, the Purchase
     Contract covering the purchase of the Black & Veatch office building by the Registrant is attached as Exhibit A to this report.


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     Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TOWER PROPERTIES COMPANY


Date:  December 27, 1995           By: /s/ Chester A. Wittwer, Jr.
                                       -------------------------------
                                       Chester A. Wittwer, Jr.
                                       Vice President & Secretary



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
                          EXHIBIT INDEX
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
Number    Description                                                    Page
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
(2)       Exhibit A - Real Estate Purchase Contract dated November 13,
          1995, between OPBA Inc. and Tower Properties Company.............5



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